U.S Department of Justice

                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana

                        101 West Ohio Street, Suite 1000
                           Indianapolis, Indiana 46204
                         317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                              Indianapolis, Indiana

                                 Monthly Report
                                       For
                  Debtors-in-Possession and Chapter 11 Trustees


Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of month following the end of the calendar month covered by this report.


                                        For the month ended:   March 31, 2005
                                                               ---------------
                               Date Bankruptcy filed:          October 26, 2004
                                                               ---------------


Debtor Names:    ATA Holdings Corp.              Case Numbers:     04-19866
                 ATA Airlines, Inc.                                04-19868
                 Ambassadair Travel Club, Inc.                     04-19869
                 ATA Leisure Corp.                                 04-19870
                 Amber Travel, Inc.                                04-19871
                 American Trans Air Execujet, Inc.                 04-19872
                 ATA Cargo, Inc.                                   04-19873
                 Chicago Express Airlines, Inc.                    04-19874


Previously Required Documents                 ATTACHED            SUBMITTED
                                              --------            ---------

1. Monthly Income Statement                       X                   X
   (P&L1)                                    -----------          ----------

2. Monthly Cash Flow Report                       X                   X
   (CF1; 3 pages)                            -----------          ----------

3. Statement of Operations                        X                   X
   (Oprept )                                 -----------          ----------

4. Other reports/documents as                     X                   X
   required by the U.S. Trustee              -----------          ----------


The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information, and belief.


By: /s/ Wisty B. Malone                Dated:                    30-Apr-05
    ----------------------------                                 --------------
   (Name)
    Vice President and Controller      Debtor's telephone number:(317)-282-4000
    -----------------------------                                --------------
   (Title)

Reports prepared by:Wisty B. Malone,   Vice President and Controller/Treasurer
                    -----------------  ----------------------------------------
                  (Name)               (Title)

                            U.S Department of Justice
                        United States Trustee, Region 10
                    Central & Southern Districts of Illinois
                    Northern & Southern Districts of Indiana
                        101 West Ohio Street, Suite 1000
                           Indianapolis, Indiana 46204
                         317/226-6101 ~ Fax 317/226-6356

                 Office of the United States Trustee- Region 10
                              Indianapolis, Indiana

                             Statement of Operations
                       For the Month ended March 31, 2005
                                           --------------

Debtor Names:  ATA Holdings                        Corp.Case Numbers: 04-19866
               ATA Airlines, Inc.                                     04-19868
               Ambassadair Travel Club, Inc.                          04-19869
               ATA Leisure Corp.                                      04-19870
               Amber Travel, Inc.                                     04-19871
               American Trans Air Execujet, Inc.                      04-19872
               ATA Cargo, Inc.                                        04-19873
               Chicago Express Airlines, Inc.                         04-19874

1. What efforts have been made toward the presentation of a plan to creditors?

On March 1, ATA representatives met with representatives of the Creditors' Committee, the Air Transportation Stabilization Board, and its DIP lender, Southwest Airlines, in Chicago to present its 2005 business plan. On March 2, the Company and Southwest Airlines executed the Second Amendment to the DIP Credit Agreement. On March 31, an auction was held for the assets of Chicago Express Airlines.

2. Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?

 ________ NO
 ___X____ YES - If yes, then identify to whom the payment was made, the date paid, and the amount(s).
          *Refer to Attachment A

3. Provide a brief narrative covering any significant events which occurred this past month.

On March 7, ATA and Southwest Airlines announced the second codeshare city in their network would be Phoenix, AZ. ATA offers flights to Honolulu and Maui, Hawaii from Phoenix.

4. List the face value of accounts receivable as of the bankruptcy filing date, $154,188,000.

List the face value of accounts receivable at filing date that are still outstanding as of 3/31/2005, $25,236,075.
 What amount of these  receivables is considered uncollectible? $1,848,255.

5. If assets have been sold this month on other than the ordinary course of business. Provide the following information:

a. assets(s) sold:                Midway Hangar Lease and related assets
                                  --------------------------------------
b. date of sale:                               3/25/2005
                                  --------------------------------------
c. sales price:                               $6,000,000
                                  --------------------------------------
d. net amount received:                       $6,000,000
                                  --------------------------------------

6. List payments made to principals, executives, or insiders (this includes draws or cash withdrawals by individuals or partners. dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name              Position                       Amount       Explanation
----------              --------                       ------       -----------
Allen J Moebius         Related to Officer          $    4,200         Salary
-----------------       ---------------------------  -----------  -------------
Eugene J Moebius        Related to Officer               4,215         Salary
-----------------       ---------------------------  -----------  -------------
Gordon D Moebius        Related to Officer               6,438         Salary
-----------------       ---------------------------  -----------  -------------
                        Chairman, Chief Executive
J George Mikelsons      Officer & President             47,625         Salary
-----------------       ---------------------------  -----------  -------------
Muriel M Mikelsons      Related to Officer               3,265         Salary
-----------------       ---------------------------  -----------  -------------
James W Hlavacek        Vice Chairman                   24,230         Salary
-----------------       ---------------------------  -----------  -------------
                        Former Senior Vice President
William Dale Beal       Operations                      20,038        Severance
-----------------       ---------------------------  -----------  -------------
                        Executive Vice President &
Gilbert F Viets         Chief Financial Officer         25,231         Salary
-----------------       ---------------------------  -----------  -------------
John G Denison          Chief Executive Officer         43,173         Salary
-----------------       ---------------------------  -----------  -------------
                        Former Senior Vice President
John B Happ             Marketing & Sales               19,346        Severance
-----------------       ---------------------------  -----------  -------------
                        Senior Vice President Fight
John Graber             Operations & Maintenance        19,346         Salary
-----------------       ---------------------------  -----------  -------------
                                                                      Meeting
Claude Willis           Non-employee Director            2,000    Participation
-----------------       ---------------------------  -----------  -------------
                                                                      Meeting
Byron Johnson           Non-employee Director            2,000    Participation
-----------------       ---------------------------  -----------  -------------
                                                                      Meeting
Andrejs Stipnieks       Non-employee Director              388    Participation
-----------------       ---------------------------  -----------  -------------
                                                                      Meeting
Robert Able             Non-employee Director            3,000    Participation
-----------------       ---------------------------  -----------  -------------
                                                                  Lease Related
BETACO                                                $   74,232      & Rent
-----------------       ---------------------------  -----------  -------------

7. Schedule insurance coverage.

                     Type of Policy                    Expiration Date
                     --------------                    ---------------

         *Refer to Attachment B
         -----------------------                       -----------------

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place. Refer to Attachment B.

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate. *Refer to Attachment B.

8. Schedule of changes in personnel.             Full Time          Part Time
                                                 ---------          ---------
a. Total number of employees
at beginning of this period, 2/28/2005            5,603                654
                                                 ----------         -----------
b. Number hired during period.                       6                 17
                                                 ----------         -----------
c. Number terminated or resigned.                 (389)               (129)
                                                 ----------         -----------
d. Total number of employees on
payroll at the end of this period.                5,220                542
                                                 ----------         -----------

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY CASH FLOW REPORT
                       for the month ended March 31, 2005
                             (Dollars in thousands)

                                                                    March 31
                                                                      2005
                                                                    -----------
                                                                   (Unaudited)
 Operating activities:

Net loss before reorganization expenses                       $         (2,706)
Adjustments to reconcile net loss before reorganization
 expenses to net cash (used in) operating activities:
 Depreciation and amortization                                           4,037
 Aircraft impairments and retirements                                      214
 Other non-cash items                                                    2,049
Changes in operating assets and liabilities:
 Receivables                                                             7,609
 Inventories                                                             3,091
 Assets held for sale                                                   (3,250)
 Prepaid expenses                                                       (4,499)
 Accounts payable                                                          212
 Air traffic liabilities                                                (7,946)
 Liabilities subject to compromise                                      (6,415)
 Accrued expenses                                                        3,794
                                                              -----------------
 Net cash (used in) operating activities                                (3,810)
                                                              -----------------

Reorganization activities:
 Reorganization items , net                                           (312,662)
 Prepaid expenses                                                       15,114
 Liabilities subject to compromise                                     207,679
 Accrued expenses                                                       (2,093)
 Noncurrent prepaid aircraft rent                                       65,031
 Impairment of assets held for sale                                     11,280
 Other non-cash items                                                   12,409
 Proceeds from sales of property and equipment                           6,000
                                                              -----------------
   Net cash provided by reorganization activities                        2,758
                                                              -----------------

 Investing activities:
 Capital expenditures                                                   (1,044)
 Noncurrent prepaid aircraft rent                                         (461)
 (Additions) reductions to other assets                                    (16)
 Proceeds from sales of property and equipment                              10
                                                              -----------------
   Net cash (used in) investing activities                              (1,511)
                                                              -----------------

 Financing activities:
 Payments on long term debt                                                 -
 Increase in restricted cash                                              (474)
                                                              -----------------
   Net cash (used in) financing activities                                (474)
                                                              -----------------

 Decrease in cash and cash equivalents                                  (3,037)
 Cash and cash equivalents, beginning of period                        104,550
                                                              -----------------
 Cash and cash equivalents, end of period                     $        101,513
                                                              =================


Cash Flow Summary
-----------------
 Cash at 2/28/2005                                                     104,550
 Receipts                                                              126,745
 Disbursements                                                        (129,782)
                                                              -----------------
 Cash at 3/31/2005                                            $        101,513
                                                              =================

                       OFFICE OF THE US TRUSTEE-REGION 10
                            MONTHLY CASH FLOW REPORT
                       For the Month ended March 31, 2005


STATUS OF TAXES

                                        ADJUSTED                    **AMOUNT
                                        BEGINNING                    WITHHELD                  AMOUNT                   ENDING
                                      *TAX LIABILITY               OR \ACCRUED                  PAID                 TAX LIABILITY
FEDERAL


withholding                          $          0              $     2,218,586           $   (3,105,811)          $      (887,225)
                                     --------------            ----------------          ---------------          -----------------
FICA-employee and employer              1,030,305                    2,980,696               (4,129,008)                 (118,006)
                                     --------------            ----------------          ---------------          -----------------
unemployment                               (2,879)                      73,858                  (56,688)                   14,291
                                     --------------            ----------------          ---------------          -----------------
income                                        -                            -                        -                        -
                                     --------------            ----------------          ---------------          -----------------
1 excise tax on transportation          3,272,289                    7,912,728               (4,860,522)                6,324,495
                                     --------------            ----------------          ---------------          -----------------
2 passenger facility charges            1,848,359                    1,524,649               (1,863,770)                1,509,239
                                     --------------            ----------------          ---------------          -----------------
3 US passenger security fee             1,404,825                    1,188,547               (1,402,520)                1,190,851
                                     --------------            ----------------          ---------------          -----------------
3 customs and immigration Fees            393,295                      266,143                   (4,948)                  654,490
                                     --------------            ----------------          ---------------          -----------------
3 APHIS fees                             191,669                       125,883                    (496)                  317,056
                                     --------------            ----------------          ---------------          -----------------
APHIS by aircraft                         26,880                        14,280                     -                      41,160
                                     --------------            ----------------          ---------------          -----------------

a. subtotal                          $  8,164,744              $    13,994,265           $  (15,423,763)          $     9,046,351
                                     ==============            ================          ================         =================

STATE & LOCAL
-------------

withholding                          $        16               $       604,280           $     (861,483)          $       (257,187)
                                     ---------------           ----------------          ----------------         -----------------
sales/use tax                            230,410                          8,778                    (150)                   239,038
                                     ---------------           ----------------          ----------------         -----------------
unemployment                           1,208,099                        467,956                (556,834)                 1,119,221
                                     ---------------           ----------------          ----------------         -----------------
income                                       -                             -                        -                          -
                                     ---------------           ----------------          ----------------         -----------------
other real property                      470,880                         72,715                  (5,000)                   538,595
                                     ---------------           ----------------          ----------------         -----------------
personal property                      1,788,761                        383,597                  (1,348)                 2,171,010
                                     ---------------           ----------------          ----------------         -----------------

b.subtotal                           $ 3,698,166               $      1,537,326          $   (1,424,816)          $      3,810,677
                                     ===============           ================          ================         =================

FOREIGN
c.subtotal                           $ 2,955,458               $        518,191          $   (1,003,076)          $      2,470,573
                                     ===============           ================          ================         =================

TOTAL TAXES PAID-from a., b.& c. above                                                   $  (17,851,654)
                                                                                         ================


Explain the reason for any past due post-petition taxes:            N/A
                                                               ---------------
 ----------------------------------------------------------------------------------------------------------------------------------

1 Excise taxes are collected from the passenger and held in a separate segregated corporate account entitled "IRS Trust Tax Funds."

2 Passenger facility charges are collected from the passenger and held in a separate segregated corporate account entitled "PFC Trust Funds Account."

3 US Passenger security fees, USDA APHIS fee (Animal & Plant Health Inspection
Service), US Customs - Air passenger user fee, and Immigration & Naturalization
Service - Inspection fee are collected from the passenger and are held in a separate segregated corporate account entitled "US Government Trust Funds."

*The beginning tax liability represents liabilities which the Company has received authorization and intends to pay as well as liabilities incurred post-petition.

**Includes adjustments.


                      OFFICE OF THE U.S. TRUSTEE- REGION 10

                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                          AGING SCHEDULES FOR PAYABLES

                       for the month ended March 31, 2005


                                Current
                                ( 0-30 days )       31-60 days          61-90 days             91 & over          Total

                                --------------      -----------         -----------            ------------       ------------
Accounts Payable1

Post-Petition only              $   4,510,260       201,699             30,712                 346,606            $ 5,089,277
                                ----------------    -----------         -----------            ------------       ------------

                                              Account     Beginning     Ending
Post Petition Bank              Bank Name     Number      Balance       Balance
                                ---------     ---------   ---------     -------

* Refer to Attachment C
                                ---------     ---------   ---------     -------


Cash Disbursements by Company

   Company Name                                     Disbursement Amount
   ------------                                     -------------------

   ATA Holdings Corp.                               $            -
                                                    --------------------

   ATA Airlines, Inc.                                    124,035,836
                                                    --------------------

   Ambassadair Travel Club, Inc.                          1,704,599
                                                    --------------------

   ATA Leisure Corp.                                            -
                                                    --------------------

   Amber Travel, Inc.                                        11,520
                                                    --------------------

   American Trans Air Execujet, Inc.                        185,516
                                                    --------------------

   ATA Cargo, Inc.                                         250,812
                                                    --------------------

   Chicago Express Airlines, Inc.                        3,593,706
                                                    --------------------


                                                    --------------------
      Total                                         $    129,781,989
                                                    ====================



1 Accounts Payable balances are aged based on invoice date, not due date, and represent all post-petition invoices in the Accounts Payable System.

                       OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                            MONTHLY INCOME STATEMENT
                       for the month ended March 31, 2005
                  (Dollars in thousands, except per share data)


                                                 March 31,            2005
                                                 2005              Year to Date
                                                ------------      -------------
                                                (Unaudited)        (Unaudited)
 Operating revenues:
   Scheduled service                            $     65,425      $    174,222
   Charter                                            42,538           118,171
   Ground package                                      1,252             5,236
   Other                                               3,283            10,647
                                                ------------      -------------
 Total operating revenues                            112,498           308,276
                                                ------------      -------------
 Operating expenses:
   Salaries, wages and benefits                       29,160            91,173
   Fuel and oil                                       28,179            83,178
   Aircraft rentals                                   14,582            46,269
   Handling, landing and navigation fees               8,161            27,905
   Aircraft maintenance, materials and repairs         4,923            15,149
   Depreciation and amortization                       4,037            12,200
   Crew and other employee travel                      4,161            12,062
   Passenger service                                   3,680            10,247
   Other selling expenses                              2,813             8,143
   Commissions                                         2,788             8,063
   Facilities and other rentals                        2,204             7,002
   Insurance                                           1,689             5,581
   Ground package cost                                 1,051             4,328
   Advertising                                         1,125             2,958
   Aircraft impairments and retirements                  214               403
   Other                                               5,926            16,363
                                                ------------      -------------
 Total operating expenses                            114,693           351,024
                                                ------------      -------------

 Operating loss                                       (2,195)          (42,748)

 Other income (expense):
   Interest income                                       167               457
   Interest expense                                     (599)           (1,671)
   Reorganization expenses                          (312,662)         (318,483)
   Other                                                 (79)             (236)
                                                ------------      -------------
 Other expense                                      (313,173)         (319,933)
                                                ------------      -------------

 Loss before income taxes                           (315,368)         (362,681)
 Income taxes                                             -                 -
                                                ------------      -------------
 Net loss                                          (315,368)          (362,681)

 Preferred stock dividends                                -                 -
                                                 -----------      -------------
 Loss available to common shareholders          $  (315,368)      $   (362,681)
                                                ============      =============

 Basic earnings per common share:
 Average shares outstanding                      11,824,287         11,824,287
 Net loss per share                             $    (26.67)      $     (30.67)
                                                ============      =============

 Diluted earnings per common share:
 Average shares outstanding                      11,824,287         11,824,287
 Net loss per share                             $    (26.67)      $     (30.67)
                                                ============      =============


Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change. The financial statements will be included as a component of ATA Holdings Corp. and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.


                      OFFICE OF THE US TRUSTEE-REGION 10
                       ATA HOLDINGS CORP. AND SUBSIDIARIES
                              MONTHLY BALANCE SHEET
                       for the month ended March 31, 2005
                             (Dollars in thousands)
                                                                                                                    March 31,
                                                                                                                     2005
                                                                                                               --------------------

                                                       ASSETS                                                      (Unaudited)
Current assets:
     Cash and cash equivalents                                                                                 $           101,513
     Receivables, net of allowance for doubtful accounts
     (2005 - $3,195; 2004 - $2,608)                                                                                        118,108
     Inventories, net                                                                                                       34,990
     Assets held for sale                                                                                                    3,250
     Prepaid expenses and other current                                                                                     41,342
                                                                                                               --------------------
Total current assets                                                                                                       299,203

Property and equipment:
     Flight equipment                                                                                                      174,018
     Facilities and ground equipment                                                                                       141,635
                                                                                                               --------------------
                                                                                                                           315,653

     Accumulated depreciation                                                                                             (163,503)
                                                                                                               --------------------
                                                                                                                          152,150

Restricted cash                                                                                                            31,300
Goodwill                                                                                                                    6,987
Prepaid aircraft rent                                                                                                         220
Investment in BATA                                                                                                          6,379
Deposits and other assets                                                                                                  25,102
                                                                                                              ---------------------
Total assets                                                                                                  $           521,341
                                                                                                              =====================

                                             LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
    Short-term debt                                                                                                        41,000
    Accounts payable                                                                                                        5,089
    Air traffic liabilities                                                                                                80,747
    Accrued expenses                                                                                                      128,453
                                                                                                              ---------------------
Total current liabilities                                                                                                 255,289

Other deferred items                                                                                                       34,563
                                                                                                              ---------------------

Total liabilities                                                                                                         289,852

Liabilities subject to compromise                                                                                       1,484,726

Commitments and contingencies

Convertible redeemable preferred stock - subject to compromise; authorized and issued 300 shares                           30,000

Shareholders' deficit:
  Preferred stock; authorized 9,999,200 shares; none issued - Common stock, without par value; authorized 30,000,000 shares;
   issued 13,535,727 - 2005; 13,535,727 - 2004                                                                             66,013
   Treasury stock; 1,711,440 shares - 2005; 1,711,440 shares - 2004                                                       (24,778)
   Additional paid-in capital                                                                                              18,166
   Accumulated deficit                                                                                                 (1,342,638)
                                                                                                              ---------------------
Total shareholders' deficit                                                                                            (1,283,237)
                                                                                                              ---------------------
Total liabilities and shareholders' deficit                                                                   $           521,341
                                                                                                              =====================

Note: These consolidated financial statements are unaudited and preliminary and do not include footnote disclosures. They include certain estimates that were based on information available at the time of filing, and are subject to change.
The financial  statements  will be included as a component of ATA Holdings Corp.
and subsidiaries first quarter 2005 unaudited consolidated financial statements required to be filed with the Quarterly Report on Form 10Q with the Securities and Exchange Commission by May 16, 2005.

ATA Holdings Corp.

Cash Payments to Bankruptcy Professionals
Payments made in March 2005


                                        --------------   -----------------
                                           Amount            Cleared Date
                                        --------------   -----------------

Akin , Gump, Strauss, Hauer & Feld LLP    $289,672           3/23/2005

Baker & Daniels                           $578,549        3/4/2005 & 3/22/2005

BMC                                       $243,661             3/14/2005

Compass Advisors                           $25,000              3/8/2005

Ernst & Young                             $275,236        3/2/2005 & 3/4/2005

Huron Consulting                        $1,873,317              3/4/2005

Lazard Freres & Co.                       $516,340        3/16/2005 & 3/21/2005

Ponader & Associates                        $5,792             3/16/2005

Paul, Hastings, Janofsky                  $105,460        3/2/2005, 3/22/2005
                                                          & 3/31/2005

Spencer Stuart                             $61,101             3/30/2005

                                        --------------
Total                                   $3,974,128
                                        --------------

Attachment A:  Summary of Pre-Petition Payments made during March 2005


     Paid In Accordance With:                                          Amount
     --------------------------
     Clearinghouse / Interline Agreements Motion                 $        -

     Specific Court Approval                                           38,874

     Customer Programs Motion or Employee Obligations Motion          547,724

     Insurance Motion                                                     -

     Not Asset of Estate or Tax Motion                                276,549

     Airport Fees Motion                                              257,474
                                                                 --------------
              Total Pre-Petition Payments                        $  1,120,621
                                                                 ==============


                  Attachment B: Schedule of Insurance Coverage



Insurer                                              Expiration Date            Purpose

Chubb Custom Insurance Co.                            January 1, 2005           Foreign Auto Coverage (Jamaica)
                                                                                *Policy cancelled due to sale of automobile and
                                                                                cancellation of service.
---------------------------------------------------  -----------------------    ---------------------------------------------------
Zurich American Insurance Co.                        February 15, 2006          Liability for bodily injury and property damage
                                                                                resulting form Travel Agency/Tour Operations
---------------------------------------------------  -----------------------    ---------------------------------------------------
National Union Fire Insurance Co. of Pittsburgh,     March 31, 2006             Directors and Officers liability (primary layer)
PA
---------------------------------------------------  -----------------------    ---------------------------------------------------
Great American                                       March 31, 2006             Directors and Officers liability (excess layer)
---------------------------------------------------  -----------------------    ---------------------------------------------------
Federal Insurance Company (Chubb)                    March 31, 2006             Directors and Officers liability (second excess
                                                                                layer)
---------------------------------------------------  -----------------------    ---------------------------------------------------
St. Paul                                             March 31, 2006             Directors and Officers liability (third excess
                                                                                layer)
---------------------------------------------------  -----------------------    ---------------------------------------------------
XL Specialty Insurance Company                       March 31, 2006             Directors and Officers liability (fourth excess
                                                                                layer)
---------------------------------------------------  -----------------------    ---------------------------------------------------
Ing Seguros Commercial America                       March 18, 2005             Mexican General Liability
                                                                                *Full renewal process underway.
---------------------------------------------------  -----------------------    ---------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005            Mexican Auto Policy
---------------------------------------------------  -----------------------    ---------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005            Mexican Auto Policy
---------------------------------------------------  -----------------------    ---------------------------------------------------
Hartford Fire Insurance Company                      August 15, 2005            Domestic Automobile Liability and Physical Damage
                                                                                Coverage
---------------------------------------------------  -----------------------    ---------------------------------------------------
Federal Insurance Company (Chubb)                    May 23, 2005               Executive Protection Policies
                                                                                *Renewal process underway.
---------------------------------------------------  -----------------------    ---------------------------------------------------
XL Insurance (Bermuda)                               July 7, 2005               Employment Practices Liability
---------------------------------------------------  -----------------------    ---------------------------------------------------
Affiliated FM                                        August 15, 2005            Property Coverage
---------------------------------------------------  -----------------------    ---------------------------------------------------
ING Commercial America, S.A.                         August 1, 2005             Property Coverage (Mexico)
---------------------------------------------------  -----------------------    ---------------------------------------------------
Chubb Custom                                         August 19, 2012            Pollution Legal Liability
---------------------------------------------------  -----------------------    ---------------------------------------------------
American International Aviation Agency, Inc. -       October 1, 2005            Aviation Hull & Liability
15% / XL Aerospace - 10% / Le Reunion Aerienne -
11% / AXA (AGL) - 5% /  Amlin (AGL) - 6%  /  Axis
(AGL) - 7.5% / St. Paul (AGL) - 2.5% / Markel
(AGL) - 1.5% / Swiss Re (AGL) - 4% / Frankona
(AGL) - 15% / Allianz(AGL - 5% / Global Aerospace,
Inc - 17.5%
---------------------------------------------------  -----------------------    ---------------------------------------------------
Federal Aviation Administration                      August 31, 2005            Aviation Hull War Risks & War Third Party Liability
---------------------------------------------------  -----------------------    ---------------------------------------------------
Illinois National Insurance Company                  October 1, 2005            Premises, Products & Hangarkeepers
---------------------------------------------------  -----------------------    ---------------------------------------------------
Illinois National Insurance Company                  October 1, 2005            Aircraft Hull and Liability
---------------------------------------------------  -----------------------    ---------------------------------------------------
Ing Seguros Comercial America                        October 1, 2005            Public Liability Aircraft Policy
---------------------------------------------------  -----------------------    ---------------------------------------------------
AIG                                                  December 14, 2005          Workers' Comp
---------------------------------------------------  -----------------------    ---------------------------------------------------
The Insurance Company of the State of Pennsylvania   December 14, 2005          Casualty Program (Defense Base Act)
---------------------------------------------------  -----------------------    ---------------------------------------------------
American Int'l Insurance Co.                         December 15, 2005          Puerto Rico Auto
---------------------------------------------------  -----------------------    ---------------------------------------------------




                                                   Attachment C: Post Petition Bank Accounts


Bank Name             Bank Account #         Account Description          Legal Entity        Beginning Balance    Ending Balance
---------             --------------         --------------------         ------------        -----------------    --------------

National City Bank    584979615              Ambassadair Fiduciary -      Ambassadair
                                             ARC debits/credits                                 $         860      $        860
--------------------- --------------        -------------------------     ------------------     ---------------    ---------------
National City Bank    198378                 Ambassadair credit card      Ambassadair
                                             receipts, deposits                                 $       4,270      $    (47,545)
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    698307393              Outstation  SBN              ATA Airlines          $       3,573      $        -
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------

Caribbean             23296308               Outstation  AUA              ATA Airlines
Mercantile Bank N.V.                                                                            $       9,028      $     10,537
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
SouthTrust Bank       30000006               Outstation - FLL             ATA Airlines          $       3,668      $      8,860
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Bank of America       1233185823 /           Outstation SEA, SFO, MCO,    ATA Airlines
                      1233000909 /           LAX, SJC, DFW
                      1233000904 /
                      1000006268 /
                      1233401176 /
                      1235203716                                                                $     183,168      $    361,092
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
US Bank               873792676              Outstation MSP, CID          ATA Airlines          $      51,411      $     74,043
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Banco-Popular         107-01620-6            Outstation SJU               ATA Airlines          $      47,384      $     95,504
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    202206                 IND CTO, TBM, Corporate      ATA Airlines
                                             Travel, GRP, AGY                                   $      40,858      $     14,230
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------

National City Bank    109312                 ATA Airlines  Inc - Main     ATA Airlines
                                             Disbursement - wires                               $     411,910      $    862,009
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
                                             Foreign Coin                                       $       7,858      $      7,508
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Lloyds Bank           763409                 Checking - Foreign Payroll   ATA Airlines
                                                                                                $       19,205     $     19,505
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Bank One              02389-93               Outstation GRR, FNT          ATA Airlines          $       12,425     $     22,431
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Bank One              5690439                Outstation MDW, ORD, CHI,    ATA Airlines
                                             TBM                                                $      242,139     $    537,373
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wachovia              14739239               Outstation SRQ               ATA Airlines          $        7,251     $     13,798
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Fleet                 52743764               Outstation BOS               ATA Airlines          $        6,819     $     18,003
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wells Fargo Bank      0832-884571            Outstation LAS               ATA Airlines
Nevada                                                                                          $       28,324     $     24,882
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    203195                 ATA Airlines  Inc - Tax      ATA Airlines
                                             Fiduciary                                          $         -        $ (1,402,520)
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Lloyd's Bank          170424                 LGW Petty Cash               ATA Airlines          $          601     $        614
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Bank of Hawaii        18023997               Outstation HNL, OGG          ATA Airlines          $      215,614     $    284,141
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Citibank              3813-7141              Outstation LGA               ATA Airlines          $       46,848     $    109,549
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Dresdner              5402815                D mark checking              ATA Airlines          $       29,183     $   (126,759)
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Bank One              700016621867           Payroll (mainly manual       ATA Airlines
                                             checks)                                            $      101,222     $    126,552
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   442559773              Mexican Checking             ATA Airlines          $     (757,179)    $     38,057
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wells Fargo           0822-605440            Outstation PHX               ATA Airlines          $        7,613     $     17,967
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wachovia              3764120                Outstation PHL               ATA Airlines          $        1,000     $      1,000
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Royal Bank of Canada  100-535-4              Outstation NAS               ATA Airlines          $        1,350     $      1,350
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    196590                 ATA Airlines  Inc - Captain  ATA Airlines
                                              Checks                                            $      224,918     $    278,703
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------


                                               Attachment C: Post Petition Bank Accounts - Cont.


Bank Name             Bank Account #         Account Description          Legal Entity        Beginning Balance    Ending Balance
---------             --------------         --------------------         ------------        -----------------    --------------
National City Bank    7730034514             ATA Airlines Holdings Corp   ATA Holdings
                                             - Per Diem                   Corp                  $          159     $        721
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wachovia              13904573               Outstation MIA               ATA Airlines          $          869     $        968
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
M&I (Marshall &       24083345               Outstation MKE, MSN          ATA Airlines
Ilsley)                                                                                         $        3,503     $      6,363
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Key Bank              5001290152             Outstation DAY               ATA Airlines          $        1,025     $        989
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
First American        6583021096             Outstation DSM               ATA Airlines          $        1,293     $      1,293
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Citizens National                                                         ATA Airlines          $        2,794     $      3,858
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
JP MorganChase        910 2 772812           Travel Agency ACH            ATA Airlines          $      165,210     $    165,210
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
US Bank               103655382945           Outstation DEN               ATA Airlines          $       42,550     $     58,904
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Citibank              40798686               Health Claims - CIGNA        ATA Airlines          $          -       $         -
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    884034141              Outstation SPI               ATA Airlines          $          958     $      1,000
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wachovia              14739271               Outstation PIE, RSW          ATA Airlines          $       36,623     $     78,078
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wachovia              13890849               Outstation EWR, DCA, CLT     ATA Airlines          $       22,606     $     44,263
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Lloyd TSB USD         11257374                                            ATA Airlines          $       26,484     $     26,484
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Wachovia              11052757               Disability Claims            ATA Airlines          $       (3,624)    $      5,421
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   132595923              Outstation GDL - USD         ATA Airlines          $      117,309     $    131,543
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   132595842              Outstation GDL - MXP         ATA Airlines          $      153,611     $    164,796
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   132595907              Outstation CUN - MXP         ATA Airlines          $        9,595     $     10,554
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   132595982              Outstation CUN - USD         ATA Airlines          $       46,195     $     46,606
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    884153730              Outstation MLI               ATA Airlines          $        1,000     $      1,000
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    657391691              Outstation TOL               ATA Airlines          $        1,000     $      1,000
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    754213387              Outstation - LEX             ATA Airlines          $      654,504     $    653,527
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
JP MorganChase        475017986              Healthcare Claims - United   ATA Airlines
                                             Healthcare                                         $     (298,417)    $   (191,151)
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   137308310              Outstation PVR - USD         ATA Airlines          $       4,836      $      6,058
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
BBVA-Bancomer, S.A.   137303262              Outstation PVR - MXP         ATA Airlines          $       1,752      $     1,750
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
JP MorganChase        475018737              Flexible Spending Account    ATA Airlines          $     126,975      $   148,840
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    658807273              Outstation PIT               ATA Airlines          $         996      $     1,000
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    981092693              ATA Airlines  Inc - Payroll  ATA Airlines          $     201,446      $   136,612
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
Trancentrix           N/A                    Foreign Payments                                   $   1,114,022      $  (228,378)
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    981094058              Outstation FWA               ATA Airlines          $         -        $       -
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    135597 & 7000000419    Main Disbursement - checks   ATA Holdings Corp.    $  (6,671,122)     $(3,966,680)
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City         202031                 Deposits and Credit Card     Amber Tours
                                             receipts                                           $         -        $       -
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank    203551                 ATA Airlines  Inc - Amber    Amber Travel
                                             Travel Fiduciary (ARC)                             $        514       $       514
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------
National City Bank                           ATA Airlines  Inc - Amber    Amber Travel
                                             Travel Fiduciary (ARC)                             $       47,548     $       -
--------------------- --------------       --------------------------     ------------------    ----------------   ----------------





                                               Attachment C: Post Petition Bank Accounts - Cont.


Bank Name             Bank Account #         Account Description          Legal Entity        Beginning Balance      Ending Balance
---------             --------------         -------------------          ------------        -----------------      --------------
National City Bank    203564                 Deposits and Credit Card     Amber Travel
                                             receipts                                         $         -        $        -
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
Fifth/Third           1415486                ATA Airlines Cargo           ATA Cargo Inc       $       9,045      $     17,417
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
National City         204149                 Deposits and Credit Card     American Trans Air
                                             Receipts                     Execujet, Inc.      $      (5,679)     $     (5,679)
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
Regions               205133                 Operating/Disbursement       Chicago Express
                                             Account                                          $    (270,326)     $        -
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
Bank One              4273893                Depository  - Any money      Chicago Express
                                             received                                         $     120,489      $        -
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
Regions               205133                 Investment Sweep             Chicago Express     $     390,492      $        -
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
National City Bank    758014652              Petty cash - South Bend      Chicago Express
                                                                                              $         425      $        -
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
National City/US      0622608/4200778346     Investment Account           ATA Airlines
Bank/Morgan
Stanley/Union
Planters                                                                                      $  92,677,882      $ 85,707,653
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
Bank One                                     Money Market - Officer's     ATA Holdings
                                             Salaries                                         $     716,907      $    751,051
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
                                             Money Market Fund            Washington
                                                                          Assurance           $     229,322      $    200,841
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
Other
                                                                                                                 $     (9,300)
                                                                                                                 ------------------
SPECIAL PURPOSE ACCOUNTS
First Indiana Bank    10101410               IRS Tax Trust                ATA Airlines        $   8,628,424      $  9,336,129
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
First Indiana Bank    10101423               PFC Trust                    ATA Airlines        $   3,319,442      $  3,162,146
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------
First Indiana Bank    10101436               U.S. Gov't Trust             ATA Airlines        $   1,921,312      $  3,641,785
--------------------- --------------       --------------------------     ------------------  ------------------ ------------------


                                                                          Bank Account Total: $ 104,501,271      $ 101,464,930
                                                                          Petty Cash Total:   $      49,586             48,335
                                                                                              ------------------ ------------------

                                                                                Total Funds:  $ 104,550,857      $ 101,513,265
                                                                                              ================== ==================





*Bank account balances reflect general ledger balances. Negative balances are a result of recording expense when checks are written. These bank accounts are funded as checks clear.